UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

SINTX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South

Salt Lake City, UT 84119

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SINT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of September 30, 2021, the Board of Directors (the “Board”) of SINTX Technologies, Inc. (the “Company”) approved the amendment and restatement of the Bylaws of the Company (the “Amended and Restated Bylaws”) to reduce the quorum required for meetings of stockholders from a majority to one-third (1/3) of the outstanding shares of stock entitled to vote, present in person, by remote communication or by proxy, and further to provide that where a separate vote by a class or classes or series is required, except where otherwise provided by statute or by the Certificate of Incorporation or the Bylaws, one-third (1/3) of the outstanding shares of such class or classes or series entitled to vote, present in person, by remote communication or by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

As previously disclosed in the Company’s current report on Form 8-K filed with the SEC on September 15, 2021, the Company convened and adjourned the 2021 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) without any business being conducted, due to lack of the requisite quorum. The Annual Meeting has been adjourned to 10:30 a.m. local time, Wednesday, October 13, 2021. The adjourned meeting will be held at the Company’s headquarters, 1885 W 2100 S, Salt Lake City, UT 84119. The record date has not changed. Only stockholders of record at the close of business on July 26, 2021, are entitled to vote at the Annual Meeting.

In order to facilitate the timely transaction of business at the Annual Meeting, the Board approved the Amended and Restated Bylaws to reduce the required quorum for meetings of stockholders from a majority to one-third (1/3) of the outstanding shares of stock entitled to vote, present in person, by remote communication or by proxy.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of SINTX Technologies, Inc. (effective September 30, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINTX Technologies, Inc.

Date:	October 1, 2021	By:	/s/ B. Sonny Bal
B. Sonny Bal
Chief Executive Officer